Exhibit 10.1

Execution Version

AMENDMENT NO. 2 to AMENDED AND RESTATED Credit Agreement

This Amendment No. 2 to Amended and Restated Credit Agreement (this “Amendment”), dated as of December 8, 2023, is among Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), the undersigned Lenders (as defined below), Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

INTRODUCTION

A.           The Borrower, the financial institutions party thereto as lenders (the “Lenders”) and Citibank, N.A., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and the other Persons party thereto entered into the Amended and Restated Credit Agreement dated as of June 13, 2023 (the “Amended Credit Agreement”) and into Amendment No. 1 to Amended and Restated Credit Agreement dated as of July 24, 2023 (“Amendment No. 1”; the Amended Credit Agreement as amended by Amendment No. 1, the “Current Credit Agreement”).

B.           On the Amendment No. 2 Effective Date (hereinafter defined), this Amendment shall amend the Current Credit Agreement as hereinafter provided.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent and the undersigned Lenders hereby agree as follows:

Section 1.            Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Current Credit Agreement has the meaning assigned to such term in the Current Credit Agreement after giving effect to this Amendment.

Section 2.            Amendment of Current Credit Agreement. Upon the satisfaction or waiver of the conditions specified in Section 4 of this Amendment, effective as of the Amendment No. 2 Effective Date, (i) the definition of “Joint Lead Arrangers” in Section 1.1 of the Current Credit Agreement is hereby amended and restated in its entirety to the following:

“Joint Lead Arrangers” means BofA Securities, Inc., Capital One, National Association, Frost Bank, JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., Mizuho Bank, Ltd., PNC Capital Markets LLC, and Truist Securities, Inc.

and (ii) Schedule 13.28 of the Current Credit Agreement is amended to read in its entirety as set forth in Schedule 13.28 attached hereto and the Lenders shall have the respective Commitments, Elected Commitments and Commitment Percentages set forth therein.

Section 3.            Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks that:

(a)         the representations and warranties set forth in the Current Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date (except for any such representations and warranties that were made as of a specified date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects as of such earlier date));

(b)        (i) the execution, delivery, and performance of this Amendment are within its limited partnership or limited liability company power, as appropriate, and the authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)         immediately prior to the effectiveness of this Amendment and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 4.            Effectiveness. Notwithstanding anything to the contrary in this Amendment, this Amendment shall become effective (the date of effectiveness being the “Amendment No. 2 Effective Date”) upon the satisfaction (or waiver by the Administrative Agent) of the following:

(a)         Documentation. The Administrative Agent shall have received the following:

 (i)           Executed Amendment. The Administrative Agent (or its counsel) shall have received from the Borrower, the Guarantors, the Administrative Agent and the Lenders either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

 (ii)         A certificate of an Authorized Officer of the Borrower as to the matters set forth in Section 4(b) hereof.

(b)         On the Amendment No. 2 Effective Date, immediately after giving effect to the transactions contemplated by this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties made by any Credit Party herein or in the other Credit Documents shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except to the extent any such representation and warranty is qualified by materiality or “material adverse effect”, in which case such representation and warranty shall be true and correct in all respects as of such earlier date)).

(c)         Fees and Expenses. The Administrative Agent shall have received all fees due and payable on or prior to the Amendment No. 2 Effective Date, including the fees and expenses of a single outside counsel for the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the Amendment No. 2 Effective Date.

The Administrative Agent shall promptly notify the Lenders and the Borrower when the Amendment No. 2 Effective Date shall have occurred and such notice shall be binding on the parties hereto.

Section 5.            Borrowing Base and Aggregate Elected Commitment Amount. Effective on the Amendment No. 2 Effective Date, (a) the Lenders agree that the Borrowing Base shall be $550,000,000.00, and (b) without the requirement that any Lender deliver an Elected Commitment Increase Certificate or an Additional Lender Certificate, the Administrative Agent, the Lenders and the Borrower hereby agree that in accordance with Section 4.04 of the Credit Agreement, the Aggregate Elected Commitment Amount under the Credit Agreement is hereby increased to $550,000,000.00 as requested by the Borrower, with each such Lender’s Elected Commitment being as set forth on Schedule 13.28 to the Credit Agreement (as amended hereby). The redetermination of the Borrowing Base provided for in this Section 5 shall constitute the Scheduled Redetermination scheduled to occur on or about November 1, 2023 for purposes of Section 2.14 of the Credit Agreement. Such Borrowing Base shall remain in effect until the Borrowing Base is adjusted or redetermined in accordance with the Current Credit Agreement.

Section 6.            Assignment and Reallocation of Commitments, Etc. On the Amendment No. 2 Effective Date, each of the Lenders under the Current Credit Agreement in effect immediately prior to the Amendment No. 2 Effective Date hereby sells, assigns, transfers and conveys to the Lenders hereunder, and each of the Lenders hereunder hereby purchases and accepts, so much of the aggregate Commitments under, and Loans and participations in Letters of Credit outstanding under, the Current Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment (including any increase of the Commitments effectuated hereby), the relevant Commitments, Allocated Commitments and Percentages of each Lender shall be as set forth on Schedule 13.28 hereto. The foregoing assignments, transfers and conveyances are without recourse to any Lender and without any warranties whatsoever by the Administrative Agent, any Issuing Bank or any Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Lender that it has not previously sold, transferred, conveyed or encumbered such interests. Lenders shall, if appropriate, make all appropriate adjustments in payments under the Current Credit Agreement, the “Notes” and the other “Loan Documents” thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of SOFR Loans (a) constitute a payment or prepayment of all or a portion of any SOFR Loans or (b) entitle any Lender to any reimbursement under Section 2.10 of the Current Credit Agreement.

Section 7.            Choice of Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas.

Section 8.            Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.            WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

THIS WRITTEN AMENDMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CURRENT CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED as of the date first set forth above.

BORROWER:

KIMBELL ROYALTY PARTNERS, LP,
a Delaware limited partnership

By:	Kimbell Royalty GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

GUARANTORS:

KIMBELL INTERMEDIATE HOLDINGS, LLC,
a Delaware limited liability company
KIMBELL INTERMEDIATE GP, LLC,
a Delaware limited liability company
KIMBELL ROYALTY HOLDINGS, LLC,
a Delaware limited liability company
Kimbell Royalty Operating, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES II, LLC,
a Delaware limited liability company
HAYMAKER GREENFIELD, LLC,
a Delaware limited liability company
HAYMAKER HOLDING COMPANY, LLC,
a Delaware limited liability company
HAYMAKER PROPERTIES GP, LLC,
a Delaware limited liability company
KIMBELL MERGER SUB, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS II, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS III, LLC,
a Delaware limited liability company
CIRRUS MINERALS, LLC,
a Delaware limited liability company
MUSTANG MINERALS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS II, LLC,
a Delaware limited liability company
KRP LEGACY ISLES, LLC,
a Delaware limited liability company
KRP LEGACY NBR, LLC,
a Delaware limited liability company
KIMBELL KNIGHT ROYALTIES, LLC,
a Delaware limited liability company
KIMBELL MB ENERGY, LLC,
a Delaware limited liability company

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

CHERRY CREEK MINERALS, LLC,
a Delaware limited liability company

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

ROCHESTER MINERALS, L.P.,
a Texas limited partnership
HOCHSTETTER, L.P.,
a Texas limited partnership
AMERICAN ASSURANCE 2000, L.P.,
a Delaware limited partnership
COBRA PETROLEUM COMPANY, LP,
a Texas limited partnership
METCALFE MINERALS, L.P.,
a Texas limited partnership

By:	Kimbell Intermediate GP, LLC,
a Delaware limited liability company, each such limited partnership’s general partner

	By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer and Secretary

HAYMAKER PROPERTIES, LP,
a Delaware limited partnership

By:	Haymaker Properties GP, LLC,
a Delaware limited liability company, its general partner

	By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

ADMINISTRATIVE AGENT:

Citibank, N.A.,
as Administrative Agent and a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Frost Bank, as a Lender

By:	/s/ Savannah Barlow
Name:	Savannah Barlow
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

PNC Bank, National Association, as a Lender

By:	/s/ Brittany Lehr
Name:	Brittany Lehr
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Truist Bank, as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Bank of America, National Association, as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Capital One, National Association, as a Lender

By:	/s/ Jason Groll
Name:	Jason Groll
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Royal Bank of Canada, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Independent Bank, as a Lender

By:	/s/ Philip Mortimer
Name:	Philip Mortimer
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

BOKF, N.A., as a Lender

By:	/s/ Will Jung
Name:	Will Jung
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

Texas Capital Bank, as a Lender

By:	/s/ Jared R. Mills
Name:	Jared R. Mills
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

KeyBank National Association, as a Lender

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]

First Financial Bank, N.A., as a Lender

By:	/s/ David J. Moor
Name:	David J. Moor
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT – KIMBELL]